Exhibit 99.1

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.


Dated: May 30, 2007

                        WARBURG, PINCUS EQUITY PARTNERS, L.P.
                        By: Warburg Pincus Partners LLC, its General Partner
                               By: Warburg Pincus & Co., its Managing Member

                               By:      /s/ Scott A. Arenare
                                        ----------------------------------------
                                        Name:   Scott A. Arenare
                                        Title:  Partner

                       WARBURG, PINCUS VENTURES INTERNATIONAL, L.P.
                       By: Warburg Pincus Partners LLC, its General Partner
                               By: Warburg Pincus & Co., its Managing Member

                               By:      /s/ Scott A. Arenare
                                        ----------------------------------------
                                        Name:   Scott A. Arenare
                                        Title:  Partner

                       WARBURG PINCUS LLC

                               By:  /s/ Scott A. Arenare
                                    ----------------------------------------
                                    Name:   Scott A. Arenare
                                    Title:  Managing Director

                       WARBURG PINCUS & CO.

                               By:  /s/ Scott A. Arenare
                                    ----------------------------------------
                                    Name:   Scott A. Arenare
                                    Title:  Partner


                       WARBURG PINCUS PARTNERS LLC
                       By: Warburg Pincus & Co., its Managing Member

                               By:  /s/ Scott A. Arenare
                                    ----------------------------------------
                                    Name:   Scott A. Arenare
                                    Title:  Partner

                       /s/ Scott A. Arenare
                       ----------------------------------------
                       Charles R. Kaye
                       By: Scott A. Arenare as Attorney-in-Fact


                       /s/ Scott A. Arenare
                       ----------------------------------------
                       Joseph P. Landy
                       By: Scott A. Arenare as Attorney-in-Fact